UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

351 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2020, AcelRx Pharmaceuticals, Inc. (the “Company”) announced the retirement of Larry Hamel, the Company’s Chief Development Officer, effective as of the close of business on April 3, 2020 (the “Officer Separation Date”). The Company has no immediate plans to replace the position.

On April 3, 2020, in connection with his retirement, Mr. Hamel and the Company entered into a transition agreement (the “Transition Agreement”) and a consulting agreement (the “Consulting Agreement”).  The Consulting Agreement will be in effect for a period of eighteen months, unless earlier terminated (the “Consulting Period”). Pursuant to the Transition Agreement and Consulting Agreement, if Mr. Hamel timely elects to continue coverage under the Company’s insurance plans under the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1986, the Company shall pay the full cost for such continued coverage during the Consulting Period, less the monthly premium that Mr. Hamel will continue to pay. Any options to purchase shares of the Company’s common stock and restricted stock units previously granted to Mr. Hamel will continue to vest and become exercisable during the Consulting Period in accordance with their terms. During the Consulting Period, Mr. Hamel will be available to the Company for up to 40 hours per month to transfer and transition his duties and institutional knowledge and to support projects, as requested by the Company.

The foregoing description of the Transition Agreement and the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement and the Consulting Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1+*	Transition Services Agreement and General Release
10.2+*	Consulting Agreement

+	Indicates management contract or compensatory plan.
*	Exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

acelrx pharmaceuticals, inc.

Date: April 8, 2020	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

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